UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): June 22, 2021

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (State or Other Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On June 22, 2021, MDC Partners Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). Shareholders considered three resolutions as described in the Company’s proxy statement filed on May 10, 2021. The final results of the voting on each matter submitted to shareholders at the Annual Meeting are set forth below.

Resolution 1 – Election of Directors. The shareholders elected the nominees for director by the vote shown below.

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes
Mark J. Penn	47,037,344	500,940	3,255,757
Charlene Barshefsky	47,036,863	501,421	3,255,757
Asha Daniere	47,035,028	503,256	3,255,757
Bradley J. Gross	47,050,428	487,856	3,255,757
Wade Oosterman	44,633,891	2,904,393	3,255,757
Desirée Rogers	47,012,807	525,477	3,255,757
Irwin D. Simon	45,114,478	2,423,806	3,255,757

Resolution 2 – Executive Compensation. The shareholders approved the non-binding advisory resolution on the Company’s executive compensation by the vote shown below.

Votes “For”	Votes “Against”	Broker Non-Votes
45,966,840	1,571,444	3,255,757

Resolution 3 – Appointment of Auditors. The shareholders approved the management’s nomination of BDO USA, LLP to act as auditors of the Company and to authorize the Audit Committee to fix their remuneration by the vote shown below.

Votes “For”	Votes “Withheld”
50,708,645	85,396

Special Meeting of Shareholders

On June 22, 2021, the Company also convened a special meeting of shareholders (the “Special Meeting”). The Special Meeting was immediately adjourned until July 19, 2021 without the consideration of any other business in order to provide time for the Special Committee of the Company’s Board of Directors, working with its independent financial and legal advisors, to evaluate the revised offer made by Stagwell Media LP (“Stagwell”) on June 12, 2021, which proposed certain amendments to the transaction agreement entered into on December 21, 2020 (the “Transaction Agreement”). There can be no assurance that the revised Stagwell offer will result in amendments to the Transaction Agreement or that the transaction will be consummated on the terms set forth in the revised Stagwell offer. In order to effect the adjournment, the chair of the Special Meeting moved an adjournment resolution, and the final results of the voting on the adjournment are set forth below.

Resolution 1 – Adjournment. The shareholders approved the resolution to adjourn the Special Meeting to July 19, 2021 at 11:00 a.m. ET by the vote shown below.

Votes “For”	Votes “Against”
36,613,957	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2021

MDC Partners Inc.

By:	/s/ David Ross
David Ross
Executive Vice President and General Counsel